Filed pursuant to Rule 497(a)

Registration No. 333-195748

Rule 482ad

Ares Capital Corporation
$400,000,000
3.875% Notes due 2020

PRICING TERM SHEET
November 18, 2014

The following sets forth the final terms of the 3.875% Notes due 2020 and should only be read together with the preliminary prospectus supplement dated November 18, 2014, together with the accompanying prospectus dated June 27, 2014, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus.  In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus.  Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus.  All references to dollar amounts are references to U.S. dollars.

Issuer	Ares Capital Corporation
Security	3.875% Notes due 2020
Ratings*	BBB/BBB (Stable/Pos)
Aggregate Principal Amount Offered	$400,000,000
Maturity	January 15, 2020, unless earlier repurchased or redeemed
Trade Date	November 18, 2014
Price to Public (Issue Price)	99.600%
Coupon (Interest Rate)	3.875%
Yield to Maturity	3.960%
Spread to Benchmark Treasury	235 basis points
Benchmark Treasury	1.500% due October 31, 2019
Benchmark Treasury Price and Yield	99-151/4/1.610%
Interest Payment Dates	January 15 and July 15, commencing July 15, 2015
Make-Whole Redemption

Equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to the redemption date:

-     100% of the principal amount of the notes to be redeemed, or

-     the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 35 basis points; provided, however, that if we redeem any Notes on or after December 15, 2019 (the date falling one month prior to the maturity date of the Notes), the redemption price for the Notes will be equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

Change of Control	Holders have the right to require Ares Capital to repurchase the notes at 100% of their principal amount plus accrued and unpaid interest, if any, in the event of a change of control repurchase event.
Settlement Date	November 21, 2014 (T+3)
Denomination	$2,000 and integral multiples of $1,000 in excess thereof
CUSIP	04010LAP8
ISIN	US04010LAP85
Joint Book-Running Managers

Merrill Lynch, Pierce, Fenner & Smith

                    Incorporated

J.P. Morgan Securities LLC

Wells Fargo Securities, LLC

Barclays Capital Inc.

Deutsche Bank Securities Inc.

Mizuho Securities USA Inc.

Morgan Stanley & Co. LLC

SunTrust Robinson Humphrey, Inc.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Ares Capital before investing.  The Preliminary Prospectus, which has been filed with the Securities and Exchange Commission, contains this and other information about Ares Capital and should be read carefully before investing.

The information in the Preliminary Prospectus and in this pricing term sheet is not complete and may be changed.  The Preliminary Prospectus and this pricing term sheet are not offers to sell any securities of Ares Capital and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission.  The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus.  Copies of the Preliminary Prospectus may be obtained from BofA Merrill Lynch, 222 Broadway, New York, NY 10038, Attn:  Prospectus Department, 800-294-1322 or e-mail dg.prospectusrequests@baml.com; J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Attn:  Prospectus Department, 866-803-9204; or Wells Fargo Securities, LLC, Attention: WFS Customer Service, 608 2nd Avenue, South Minneapolis, MN 55402, Attn: WFS Customer Service, or by calling (800) 645-3751, or by email: wfscustomerservice@wellsfargo.com.